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                                                                    Exhibit 23.2




            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated June 11, 2003 relating to the financial statements and financial statement schedule of H.J. Heinz Company, which appear in H.J. Heinz Company's Annual Report on Form 10-K for the year ended April 30, 2003.




Pittsburgh, PA
June 16, 2004